UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 6, 2008 (October 1, 2008)

Wonder Auto Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-50883	88-0495105
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 16 Yulu Street
Taihe District, Jinzhou City, Liaoning Province
People’s Republic of China, 121013
(Address of Principal Executive Offices)

(86) 416-2661186
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 6, 2008, Wonder Auto Technology, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”), on which the Company reported its acquisition of 65% equity interest in Yearcity Limited. The Company hereby amends the Initial Report in order to provide the financial information required by Items 9.01(a) and (b) of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

The following unaudited Condensed Consolidated Financial Statements for the three and nine months ended September 30, 2008 and 2007 of Yearcity Limited are filed as a part of this amended Current Report and are attached as Exhibit 99.1:

•	Condensed Consolidated Statements of Income and Comprehensive Income;
•	Condensed Consolidated Balance Sheets;
•	Condensed Consolidated Statements of Cash Flows; and
•	Notes to Condensed Consolidated Financial Statements.

The following audited Consolidated Financial Statements for the year ended December 31, 2007 of Yearcity Limited are filed as a part of this amended Current Report and are attached as Exhibit 99.1:

•	Report of Independent Registered Public Accounting Firm;
•	Consolidated Statement of Income and Comprehensive Income;
•	Consolidated Balance Sheet;
•	Consolidated Statement of Cash Flows; and
•	Consolidated Statement of Stockholder's Equity
•	Notes to Consolidated Financial Statements.

(b) Unaudited Pro Forma Financial Information.

The following unaudited pro forma financial information is filed as a part of this amended Current Report and is attached as Exhibit 99.3:

•	Introduction to Unaudited Pro Forma Condensed Combined Financial Statements;
•	Unaudited Pro Forma Condensed Combined Balance Sheet;
•	Unaudited Pro Forma Condensed Combined Statements of income and comprehensive income; and
•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of PKF
99.1	Unaudited Financial Statements listed in Item 9.01(a)
99.2	Audited Financial Statements listed in Item 9.01(a)
99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder Auto Technology, Inc.

Date: December 12, 2008

/s/ Qingjie Zhao
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of PKF
99.1	Unaudited Financial Statements listed in Item 9.01(a)
99.2	Audited Financial Statements listed in Item 9.01(a)
99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)